THE UNIVERSAL INSTITUTIONAL FUNDS, INC. HIGH YIELD PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JULY 1, 2007 - DECEMBER 31, 2007

                                                                    AMOUNT OF    % OF
                                      OFFERING        TOTAL          SHARES    OFFERING   % OF FUNDS
   SECURITY      PURCHASE/   SIZE OF  PRICE OF      AMOUNT OF       PURCHASED  PURCHASED     TOTAL                    PURCHASED
   PURCHASED    TRADE DATE  OFFERING   SHARES        OFFERING        BY FUND    BY FUND     ASSETS      BROKERS        FROM
---------------------------- ----------------------------------------------------------------------------------------------------
                                                                                                       Goldman.
                                                                                                       Sachs &
  Washington                                                                                          Co., Credit
    Mutual                                                                                             Suisse,
Preferred Fund                                                                                          Lehman
  9.759% due                                                                                           Brothers,
  12/31/2049     10/18/07      --      $100.00  $1,000,000,000.00  300,000.00    0.03%       0.69%       Morgan      Goldman Sachs
                                                                                                       Stanley
                                                                                                       Goldman,
                                                                                                        Sachs &
                                                                                                       Co., Citi,
     Texas                                                                                              Credit
  Competitive                                                                                           Suisse,
   Electric                                                                                            JPMorgan,
  10.250% due                                                                                           Morgan
   11/1/2015                                                                                            Stanley,
   Series B      11/29/07      --      $ 95.00  $2,000,000,000.00  175,000.00    0.00%       0.40%      Lehman      Goldman Sachs
                                                                                                        Brothers
                                                                                                        Lehman
                                                                                                       Brothers,
                                                                                                        Goldman,
                                                                                                        Sachs &
                                                                                                       Co., Bear,
                                                                                                       Stearns &
                                                                                                       Co., Inc,
                                                                                                        Bank of
                                                                                                        America
                                                                                                       Securities
                                                                                                       LLC, Citi,
  Freddie Mac                                                                                           Credit
  PFD 8.375%     11/29/07      --      $ 25.00  $6,000,000,000.00    1,825      0.00%        0.11%      Suisse,       Lehman
                                                                                                        Deutsche      Brothers
                                                                                                         Bank
                                                                                                      Securities,
                                                                                                        Morgan
                                                                                                        Stanley,
                                                                                                         UBS
                                                                                                       Investment
                                                                                                         Bank